UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2023
_______________________
NEXIMMUNE, INC.
(Exact name of registrant as specified in its charter)
_______________________

Delaware	001-40045	45-2518457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9119 Gaither Road
Gaithersburg,	Maryland	20877
(Address of principal executive offices)		(zip code)
Registrant’s telephone number, including area code: (301) 825-9810
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NEXI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On May 15, 2023, NexImmune, Inc. (the “Company”) issued a press release announcing a strategic update and its financial results for the third quarter ended March 31, 2023 and providing business highlights. The full text of the press release is incorporated by reference herein and furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 of Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
99.1	Press release announcing the Company’s strategic update and financial results for the first quarter ended March 31, 2023, dated May 15, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXIMMUNE, INC.

By:	/s/ John Trainer
John Trainer
Chief Financial Officer
Date: May 15, 2023
3